Exhibit 10.3

AMENDMENT TO BACKSTOP AGREEMENT

THIS AMENDMENT dated as of November 3, 2016 (this “Amendment”) is entered into by and among:

(i) CHC Group Ltd. (the “Company”); and

(ii) each of the undersigned parties identified on the signature pages hereto (each an “Investor” and collectively, the “Investors”).

The Company and the Investors are referred to herein as the “Amendment Parties” and each individually as an “Amendment Party.” Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Backstop Agreement (as defined below).

RECITALS

WHEREAS, the Amendment Parties entered into that certain Backstop Agreement dated as of October 11, 2016 (as amended, supplemented or otherwise modified from time to time, the “Backstop Agreement”);

WHEREAS, the Amendment Parties wish to amend certain provisions of the Backstop Agreement; and

WHEREAS, the Amendment Parties wish to take such actions necessary to give effect to such amendments.

AMENDMENTS

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and in the Backstop Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Amendment Parties agree as follows:

Section 1.  Amendments. Subsections (A), (B), (D), (E), (F) and (G) of Section 10(a)(ii) of the Backstop Agreement are hereby amended and restated in their entirety as follows:

“(A)         obtain entry of the PSA Approval Order by the Bankruptcy Court as soon as reasonably practicable and in no event later than November 23, 2016;”

“(B)         file the Plan and Disclosure Statement with the Bankruptcy Court by no later than November 11, 2016, which Plan and Disclosure Statement shall be in all respects reasonably acceptable to the Debtors and the Requisite Plan Sponsors;”

“(D)         obtain entry of the Disclosure Statement Order and the Rights Offering Order by the Bankruptcy Court no later than December 22, 2016, which orders shall be in all respects reasonably acceptable to the Requisite Plan Sponsors and the Debtors;”

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“(E)         commence the Solicitation (as defined in the Plan Support Agreement) and Rights Offering no later than five (5) Business Days after both the entry of the Disclosure Statement Order and the Rights Offering Order by the Bankruptcy Court;”

“(F)         obtain the entry by the Bankruptcy Court of the Final Cash Collateral Order (as defined in the Plan Support Agreement) by no later than November 30, 2016, which order is reasonably acceptable in all respects to the Requisite Plan Sponsors and the Debtors;”

“(G)         obtain the entry of the Confirmation Order that is a Final Order by no later than March 17, 2017, which Confirmation Order is in all respects reasonably acceptable to the Debtors and the Requisite Plan Sponsors; or”

Section 2.  Effectiveness. This Amendment shall become effective and binding on the Amendment Parties in accordance with the terms of the Backstop Agreement upon the execution and delivery by the Company and the Requisite Investors of an executed signature page hereto.

Section 3.  Miscellaneous.

3.1           Except as specifically set forth herein, the terms of the Backstop Agreement shall remain in full force and effect and are hereby ratified and confirmed.

3.2           This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this Amendment delivered by facsimile, PDF or otherwise shall be deemed to be an original for the purposes of this paragraph.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Amendment Parties have caused this Amendment to be duly executed and delivered as of the day and year first written above.

COMPANY

CHC Group Ltd.

By:	/s/ Hooman Yazhari
Name: Hooman Yazhari
Title: Senior Vice President, Legal & Administration

[Signature Page to Amendment to Backstop Agreement ]

INVESTORS

ALLIANCEBERNSTEIN LP
By:	/s/ Robert Schwartz

Name:	Robert Schwartz

Title:	Senior Vice President

Future Fund Board of Guardians By: Bain Capital Credit, LP, as Investment Manager
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Credit Opportunities (F), L.P
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[Signature Page to Amendment to Backstop Agreement ]

Sankaty Credit Opportunities V AIV II (Master), L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Credit Opportunities VI-A, L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Credit Opportunities VI-B (Master), L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[Signature Page to Amendment to Backstop Agreement ]

Sankaty Managed Account (CalPERS), L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President
Bain Capital High Income Partnership, L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President
Sankaty Managed Account (E), L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Managed Account (FSS), L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[Signature Page to Amendment to Backstop Agreement ]

Sankaty Managed Account (PSERS), L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President
Sankaty Managed Account (TCCC), L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Rio Grande FMC, L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sears Holdings Pension Trust By: Bain Capital Credit, LP, as Investment Manager
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[Signature Page to Amendment to Backstop Agreement ]

Sankaty Credit Opportunities VI-EU (Master), L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Credit Opportunities VI-G, L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President
Los Angeles County Employees Retirement Association By: Bain Capital Credit, LP, as Manager
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[Signature Page to Amendment to Backstop Agreement ]

American Century Capital Portfolios, Inc. – AC Alternatives Income Fund By: Bain Capital Credit, LP, as Subadvisor
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Carl Marks Strategic Investments, L.P.
By:	/s/ James F. Wilson

Name:	James F. Wilson

Title:	Authorized Signatory

Carl Marks Strategic Opportunities Fund II, L.P.
By:	/s/ James F. Wilson

Name:	James F. Wilson

Title:	Authorized Signatory

[Signature Page to Amendment to Backstop Agreement ]

Tennenbaum Special Situations IX-O, LP By: Tennenbaum Capital Partners, LLC Its: Investment Manager
By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner

Tennenbaum Special Situations Fund IX-C, LP By: Tennenbaum Capital Partners, LLC Its: Investment Manager
By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner

Tennenbaum Special Situations Fund IX, LLC By: Tennenbaum Capital Partners, LLC Its: Investment Manager
By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner

[Signature Page to Amendment to Backstop Agreement ]

Tennenbaum Opportunities Fund, VI, LLC By: Tennenbaum Capital Partners, LLC Its: Investment Manager
By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner
Tennenbaum Special Situations IX-S, LP By: Tennenbaum Capital Partners, LLC Its: Investment Manager
By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner

Wayzata Opportunities Fund III, L.P. By: WOF III GP, L.P., its General Partner By: WOF III GP, LLC, its General Partner
By:	/s/ Joseph M. Deignan

Name:	Joseph M. Deignan

Title:	Authorized Signatory

[Signature Page to Amendment to Backstop Agreement ]

Wayzata Opportunities Fund Offshore III, L.P. By: Wayzata Offshore GP III, LLC, its General Partner
By:	/s/ Joseph M. Deignan

Name:	Joseph M. Deignan

Title:	Authorized Signatory

FHIT-FRANKLIN HIGH INCOME FUND BY: FRANKLIN ADVISERS, INC., ITS INVESTMENT MANAGER
By:	/s/ Glenn Voyles

Name:	Glenn Voyles

Title:	Vice President

Notwithstanding anything to the contrary in this Amendment, the provisions of this Amendment (including any obligations and restrictions) shall only apply to FHIT – Franklin High Income Fund (the “Fund”) and shall not apply to any other fund or account managed by Franklin Advisers, Inc. or its affiliates. The Fund’s agreement to enter into this Amendment is conditioned upon the preceding sentence.

[Signature Page to Amendment to Backstop Agreement ]

Marble Ridge Capital L.P.
By:	/s/ Daniel Kamensky

Name:	Daniel Kamensky

Title:	Authorized Signatory

[Signature Page to Amendment to Backstop Agreement ]

Solus Alternative Asset Management LP
By:	/s/ C.J. Lanktree

Name:	C.J. Lanktree

Title:	EVP/Partner

[Signature Page to Amendment to Backstop Agreement ]